Presentation by George Lee, CEO
February 21st, 2008
KBW Texas Field Trip

Forward-Looking Statements
 The statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of
 1995. Forward-looking statements describe MetroCorp’s future plans, projections, strategies and expectations, are based on assumptions and involve a number of risks and uncertainties, many of which are beyond MetroCorp’s control. Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic conditions and various other factors. Additional
 information concerning such factors that could affect MetroCorp is contained in MetroCorp’s filings with the SEC.

•
Assets
•
FTE
•
Earnings
•
Loans
•
Deposits
•
Branches
1,191
$
 18
1,460
$
 350
1.10
$
1,202
$
MetroCorp Bancshares, Inc. (MCBI)
Largest Independent Publicly Traded
 Asian Ethnic Banking Organization
 Outside of California:

in millions
•
Assets
•
Loans
•
Deposits
•
Branches
1,153
$
953
$
971
$
 12
MetroBank (Texas)

in millions
•
Assets
•
Loans
•
Deposits
•
Branches
376
$
335
$
287
$
 6
Metro United Bank (California)

MARKET POTENTIAL

In thousands
HOUSTON
DALLAS-
FT.WORTH
AUSTIN
SAN
ANTONIO
Source: U.S. Census Bureau
 2000
 2006 *
Houston-Galveston
Dallas-Fort Worth
195
305
Austin-San Marcos
44
75
San Antonio
24
46
Total Texas
562
787
* Regional population extrapolation from 2006
 State Census estimates
Asian Population in Texas 2000-2006

9 Branches in Houston

(In progress)
3 Branches in Dallas

Other Opportunities
  Trade Finance
  Joint Venture Companies
  Representative Offices in China

Xiamen - City View

Xiamen - Important Foreign Trade Port
  One of top ten most competitive cities*
  GAP achieved sustained annual growth
 rate of 15% for 5 years in a row
  Electronics, Machinery and Chemical
 industries

     * Source: 2005 Blue Book of City Competitiveness

Chongqing - City View

Chongqing - The Largest Inland City
  Under central government’s direct
 control
  Average growth rate of 11% for last 5
 years
  Population is twice that of Shanghai
* Source: City of Chongqing

Technology Enhancement
   Remote Deposit Service
   Merchant Credit Card Processing
   Online Business Banking
   Debit Card Reward Program

MetroCorp Performance

Peer
As of:
(in millions)
MCBI
Banks
*
12/31/2007
1,460
$
6,316
$
12/31/2006
1,268
$
5,475
$
2006 - 07 growth rate
15.1%
15.4%
* Weighted average of peer banks includes UCBH, PFBC, NARA,
HAFC, EWBC, CATY, WIBC
MetroBank
1,009,912
1,083,536
73,624
$
7.3%
Metro United Bank
257,211
376,438
119,227
$
46.4%
Total Assets

Peer
As of:
(in millions)
MCBI
Banks
*
12/31/2007
1,202
$
4,553
$
12/31/2006
887
$
3,990
$
2006 - 07 growth rate
35.6%
16.1%
* Weighted average of peer banks includes UCBH, PFBC, NARA,
HAFC, EWBC, CATY, WIBC
(in 000's)
MetroBank
702,484
866,602
164,118
$
23%
Metro United Bank
184,112
335,919
151,807
$
82%
Total Loans

Peer
As of:
(in millions)
MCBI
Banks
*
12/31/2007
1,191
$
4,170
$
12/31/2006
1,082
$
3,955
$
2006 - 07 growth rate
10.1%
5.3%
* Weighted average of peer banks includes UCBH, PFBC, NARA,
HAFC, EWBC, CATY, WIBC
(in 000's)
MetroBank
870,400
909,521
39,121
$
4.5%
Metro United Bank
213,018
286,891
73,873
$
34.7%
Total Deposits

Peer
Period
MCBI
Banks
*
2007 Q4
4.34
4.03
2006 Q4
4.65
4.36
2005 Q4
4.59
4.55
* Weighted average of peer banks includes UCBH,
PFBC, NARA, HAFC, EWBC, CATY, WIBC
Net Interest Margin (%)

2005
2006
2006
2006
2006
2007
2007
2007
2007
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
MetroBank
5.01
5.28
5.08
5.20
5.12
4.95
4.65
4.86
4.58
Metro United Bank
4.03
3.97
4.63
3.64
3.80
4.04
4.41
4.07
4.10
Net Interest Margin (%)

Peer
As of:
MCBI
Banks
*
12/31/07
0.38
0.90
12/31/06
0.73
0.26
12/31/05
1.53
0.30
* Weighted average of peer banks includes
UCBH, PFBC, NARA, HAFC, EWBC,
CATY, WIBC
2006
2007
MetroBank
0.92%
0.52%
Metro United Bank
0.00%
0.30%
NPAs / Assets (%)

Peer
Period
MCBI
Banks
*
2007 Q4
65.96
42.71
* Weighted average of peer banks includes
UCBH, PFBC, NARA, EWBC, CATY, WIBC
2007
MetroBank
57.6%
Metro United Bank
78.7%
Efficiency Ratio

MetroBank
280
283
291
279
275
Metro United Bank
-
32
58
71
75
FTEs

ALHAMBRA
SAN DIEGO
Operations
Credit
Administration
I.T. / Cash
Management
Metro United Bank

Operations
Credit
Administration
I.T. / Cash
Management
ALHAMBRA
CITY OF
INDUSTRY
SAN DIEGO
IRVINE
VAN NESS
SAN MATEO
Metro United Bank

2008 - 2009 Outlook
   Expense Control
   More Moderate Growth
   Utilization of Technology
   New Products
   Synchronize TX, CA, CHINA

Thank You